UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2013

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2013, as previously disclosed, the Board of Directors (the “Board”) of Dune Energy, Inc. (the “Company”) approved a new cash bonus plan for the Company’s employees, including the Company’s senior executives, for 2013 (the “2013 Bonus Program”). Each participant in the 2013 Bonus Program was assigned a target bonus for 2013. A participant’s bonus was to be determined by multiplying the participant’s target bonus by a performance factor determined based upon the Company’s performance and the participant’s individual performance. Actual bonuses could range from 0 percent (no bonus) to 200 percent of the participant’s target bonus. The metrics used to determine each participant’s bonus under the 2013 Bonus Program are (i) reserve growth, (ii) production growth, (iii) lease operating expense reduction and (iv) individual goals. No minimum bonus was required under the 2013 Bonus Program.

On July 23, 2013, in order to improve employee retention efforts, the Board approved paying bonuses to the participants in the 2013 Bonus Program at a minimum of 100% of the target bonus for each such participant. The Board also approved accelerating the time frame for paying bonuses to the participants in the 2013 Bonus Program. James A. Watt, the Company’s President and Chief Executive Officer, was granted the authority to distribute the 2013 Bonuses in up to four tranches. The Company anticipates making bonus payments in three equal installments at the end of September 2013, December 2013 and March 2014. A participant must be employed by the Company on the date of any payment in order to receive such payment. If the metrics used to determine the bonus for a particular participant dictate a bonus higher than 100% of the target bonus, such participant will receive such excess as a part of the March 2014 bonus payment.

Bonus Payout

Pursuant to the Board’s determination on July 23, 2013, the Company’s named executive officers will receive the following minimum bonuses under the 2013 Bonus Program:

Officer and Title	Minimum Bonus
James A. Watt, President and Chief Executive Officer	$550,000
Frank T. Smith, Jr., Senior Vice President and Chief Financial Officer	$222,000
Hal L. Bettis, Executive Vice President, Business Development and Environmental Affairs	$190,000
Richard H. Mourglia, Senior Vice President, Land and General Counsel	$167,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: July 26, 2013	By:	/s/ James A. Watt
Name: James A. Watt
Title: Chief Executive Officer